COVID-19 Impact	12 Months Ended
Jun. 30, 2020
COVID-19 [Abstract]
COVID-19 Impact
COVID-19 IMPACT

SOUTH AFRICA

On 27 March 2020, South Africa was placed under national lockdown, to curb the spread of the Coronavirus (COVID-19) and allow the country time in which to prepare for the demands the pandemic would have on its health care system. All of Harmony’s underground operations were placed on care and maintenance, with the surface operations permitted to continue working at close to full capacity.

Harmony rolled out a risk assessment-based COVID-19 prevention strategy across all of its operations before the lockdown was announced. The objective of the risk assessment was to identify, evaluate and rank the hazards associated with any exposures to COVID-19 and potential infections. It allowed the company to reduce or eliminate the probability of an employee contracting COVID-19 and to limit the severity should an employee be infected.

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SOUTH AFRICA continued

Harmony has been managing COVID-19 related health risks through the following measures:

•	a risk awareness campaign through various communication channels;

•	identification of high-risk employees;

•	the compulsory use of preventative personal protection equipment, which includes face masks, in designated areas in the workplace, increased hand washing and social distancing;

•	the sanitation of common areas and surfaces on a regular basis during the day;

•	placement of hand sanitisers and additional hand washing stations at the surface areas of the mines;

•	group meetings are avoided and where possible, meetings are conducted virtually in the form of tele-conferences or video-conferences;

•	implementation of work from home practices for central services and corporate office;

•	implementation of a comprehensive employee wellness monitoring and support programme, which includes a COVID-19 hotline.

On 1 May 2020, South African underground operations were granted concessions to start producing at a maximum capacity of 50% and as of 1 June 2020, operational restrictions were lifted further to allow the mining industry to operate at 100% of its labour capacity. Harmony’s COVID-19 Standard Operating Procedure (SOP) was adopted and rolled out, ensuring a safe return to work for each of its employees. Harmony’s SOP was informed by guidelines provided by the Department of Mineral Resources and Energy, the National Council for Infectious Diseases and the World Health Organisation.

The SOP included the transport of South African employees from remote labour-sending areas back to the company's mines. All requisite staffing, facilities and equipment were put in place to ensure rigorous screening as employees return to work and when at work, as well as isolate or quarantine employees infected by or exposed to COVID-19, with subsequent testing and treatment. Return to work has progressed smoothly albeit slowly, with the return of foreign nationals to South Africa taking longer than anticipated.

PAPUA NEW GUINEA

Harmony’s Hidden Valley mine in Papua New Guinea has continued to operate at 100% of its labour capacity during the COVID-19 State of Emergency declared in that country. The delivery of essential supplies to the mine has continued, with strict isolation control measures in place. All non-essential staff has been removed from site and certain activities and expenditures have been curtailed to focus on safe, profitable operations during the pandemic. Protocols were adopted to allow the safe movement of personnel to and from site during this period.

FINANCIAL RISK MANAGEMENT

The effects of COVID-19 and other macro developments have increased financial risks such as exchange rate, interest rate and commodity price volatility, while also impacting on liquidity and credit risk. Management has put various measures in place to mitigate and/or manage the risks and continues to monitor the situation closely. Refer to note 37 for additional detail.

Balance sheet protection and liquidity measures

The company committed to several measures to protect its balance sheet in the face of the global pandemic. These included cash preservation, the suspension of exploration and major capital projects and declaration of force majeure on select supplier agreements. Specific measures aimed at ensuring liquidity were undertaken, such as restructuring a portion of the derivatives maturing during April and May 2020 into the first three quarters of the new financial year, as well as drawing down on the Rand and US Dollar facilities.

During June 2020, the company's lenders agreed to relax certain requirements for compliance with debt covenants until December 2020. Refer to note 30 for disclosures on debt covenants.

Market impact

Exchange rates

Due to the impact of the COVID-19 pandemic, the Rand has weakened significantly from the beginning of the 2020 calendar year, which was at levels of around R14.00/US$1, to its weakest level at the beginning of April 2020 of R19.05. The Rand strengthened through May and June and the Rand closed at R17.32 on 30 June 2020. The Rand started weakening against the Australian dollar in April 2020 and closed at R11.96/A$1 on 30 June 2020, a 21% decrease in value. These movements in the currencies expose the group's operations to foreign currency gains and losses on foreign-denominated receivables and liabilities, including derivatives, and also impact the group’s translation of its international operating results and net assets into its Rand presentation currency, which resulted in a foreign exchange translation movement of R1.2 billion in other comprehensive income.

The most significant impact was on the increase in the Rand gold price Harmony received on its gold sales, of which R2.3 billion of the increase in revenue can be attributed to the weakening of the Rand. This was calculated by multiplying actual kilograms sold in the 2020 financial year by the variance in the average exchange rates year on year and 2019's average US$ gold price received.

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FINANCIAL RISK MANAGEMENT continued

Market impact continued

Commodity prices

Gold prices have rallied to an all-time high following the global economic fallout of COVID-19 and ongoing geopolitical uncertainty supporting its safe haven status with investors. The price of gold in US$ terms increased significantly over the period, closing at US$1 781/oz on 30 June 2020. This is a 26% increase from the closing price of US$1 410/oz on 30 June 2019. The average spot gold price received (that is, excluding the impact of hedging gains or losses) for the 2020 financial year was 21% higher at US$1 529/oz than in 2019 (US$1 263/oz), contributing approximately R5.2 billion to the increase in revenue year on year. This was calculated by multiplying actual kilograms sold in the 2020 financial year by the variance in the average US$ gold price year on year and 2020's average R/US$ exchange rate.

Interest rates

The US Federal Reserve lowered interest rates several times during the year, the majority unrelated to the COVID-19 pandemic. The rate cuts of 25 basis points were made on each of the following dates, 31 July 2019, 18 September 2019, 30 October 2019 and 3 March 2020. At an unscheduled meeting on 15 March 2020, an additional cut of 100 basis points was announced, reducing the rate to a range of between 0% and 0.25% as a benchmark for most interest rates.

The South African Reserve Bank (SARB) announced similar decreases in the repo rate during the year. The adjustment in the repo rate then affects the prime lending rate at which commercial banks lend money. The repo rate was cut by 25 basis points at the July 2019 and January 2020 SARB meetings respectively. Following the interest rate cut by the Federal Reserve in March 2020, the SARB also announced a 100 basis point cut. At a special unscheduled meeting in April 2020, the SARB cut the rate by a further 100 basis points. During the scheduled May 2020 meeting, another 50 basis point cut was decided on, bringing the prime lending rate to 7.25% and the total cuts for the 2020 financial year to 300 basis points.

These decreases have had a favourable impact on the cost of debt, as the debt facilities are linked to variable rates, US LIBOR and JIBAR specifically. However, the finance cost on the US-denominated debt is impacted by the movement in the Rand/US$ exchange rate.

IMPACT ON PRODUCTION

Management has worked with suppliers to ensure that there are minimal disruptions to the supply chain, which would otherwise impact negatively on the ability to continue with production. Stock levels for critical production and safety items were increased to cover an additional four weeks. In South Africa, some issues have been experienced where raw materials are imported as well as where certain manufacturers have been affected by absenteeism due to COVID-19. Supplies to the operations in Papua New Guinea have not been affected as management has been able to find alternative sources where necessary.

CONTRIBUTING TO COMMUNITIES

Harmony’s response to COVID-19 demonstrated once again its ability to respond quickly to challenging issues; in this case, protecting the lives and livelihoods of its employees, ensuring the continued viability of the business, and contributing to the wellbeing of surrounding communities and countries in which the group operates.Notwithstanding the challenges the group faced during the pandemic, Harmony provided emergency help and support in various forms to families most in need in host and neighbouring communities, both in South Africa and Papua New Guinea.

TAXATION

In response to challenges faced by companies during the COVID-19 pandemic, governments have implemented various stimulus packages to provide some relief to companies. In South Africa, various taxes have been delayed, such as carbon tax, where the first payment has been postponed to October 2020. In addition, a tax holiday of the skills development levy was introduced.

IMPACT ON CRITICAL ESTIMATES AND JUDGEMENTS

The uncertainty of the impact of the COVID-19 pandemic on the global economy caused significant volatility in the markets, as discussed above. This impacted on certain assumptions and estimates as at 30 June 2020 that management used in calculations which are revised annually or assessed at each reporting date.

Key assumptions for the calculation of the mining assets' recoverable amounts include commodity prices and exchange rates. The increase in the US$ gold price and the weakening of the Rand against the US$ affected the short- and medium-term views in the forecasts management received from various institutions in order to determine the assumptions for impairment testing. However, management determined its reserves using the long-term price of US$1 350/oz or R630 000/kg and prepared the life-of-mine plans for the 2021 financial year at this price. Refer to note 13 for further details on the assumptions used in the impairment test.

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IMPACT ON CRITICAL ESTIMATES AND JUDGEMENTS continued

The valuation of the derivatives was also impacted by the changes in the commodity prices and Rand/US$ exchange rate. Refer to notes 18 and 37 for details of the fair value movements at 30 June 2020.

The changes in the interest rates impacted on discount rates that are based on risk-free rates. These include, but are not limited to, the provisions for environmental rehabilitation, silicosis settlement and post-retirement benefits, the determination of recoverable amounts for testing impairments of non-financial assets as well as in recoverability of financial assets. Where possible and deemed relevant, management used weighted averages over a period of time to determine the estimated rates. In all cases, the discount rate decreased, the quantum of the decrease depending on whether the rate was a short-, medium- or long-term rate.